UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 15, 2005 (December 14, 2005)

GLOBALSANTAFE CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	1-14634	98-0108989
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15375 Memorial Drive Houston, Texas	77079-4141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 925-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On December 14, 2005, GlobalSantaFe Corporation (the “Company”) entered into a Terms Agreement (incorporating by reference the terms of an Underwriting Agreement for Ordinary Shares (the “Underwriting Agreement”)) dated December 14, 2005 (the “Terms Agreement”) with Lehman Brothers Inc. relating to the offering (the “Offering”) of 20,000,000 ordinary shares, par value $0.01 per share, of the Company (“Ordinary Shares”). The offering of such shares was registered under the Securities Act of 1933, as amended, pursuant to a shelf registration statement (Registration No. 333-127168) of the Company and is being made pursuant to a prospectus dated August 15, 2005, as supplemented by a prospectus supplement dated December 14, 2005. The closing of the offering is scheduled for December 19, 2005. Copies of the Terms Agreement and Underwriting Agreement are filed as exhibits to this Report and incorporated herein by reference.

Also on December 14, 2005, the Company entered into Share Purchase Agreement dated December 14, 2005 (the “Share Purchase Agreement”) with Kuwait Petroleum Corporation (“KPC”)and SFIC Holdings (Cayman), Inc. (“SFIC Holdings”), a wholly owned subsidiary of KPC, providing for the repurchase by the Company of 20,000,000 Ordinary Shares currently held by SFIC Holdings at a price per share equal to the net proceeds per share that the Company will receive from the Offering. The repurchase is scheduled to close immediately following the closing of the Offering. The shares purchased from SFIC Holdings will be retired and there will be no increase in the total number of outstanding Ordinary Shares after giving effect to both the Offering and such repurchase. A copy of the Share Purchase Agreement is filed as an exhibit to this Report and is incorporated herein by reference.

Also filed herewith are the legal opinions required under the provisions of the Registration Statement in connection with the occurrence of the Offering.

Item 9. 01 Financial Statements and Exhibits.

(c)	Exhibits

5.1	Opinion of Maples and Calder.
8.1	Opinion of Baker Botts L.L.P.
8.2	Opinion of Maples and Calder.
10.1	Form of Underwriting Agreement for Ordinary Shares.
10.2	Terms Agreement dated December 14, 2005 between the Company and Lehman Brothers Inc.
10.3	Share Purchase Agreement dated December 14, 2005, between the Company, Kuwait Petroleum Corporation and SFIC Holdings (Cayman), Inc.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBALSANTAFE CORPORATION

By:	/s/ Alexander A. Krezel
Alexander A. Krezel
Vice President, Secretary and
Associate General Counsel

Date: December 15, 2005

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EXHIBIT INDEX

No.	Description
5.1	Opinion of Maples and Calder.
8.1	Opinion of Baker Botts L.L.P.
8.2	Opinion of Maples and Calder.
10.1	Form of Underwriting Agreement for Ordinary Shares.
10.2	Terms Agreement dated December 14, 2005 between the Company and Lehman Brothers, Inc.
10.3	Share Purchase Agreement dated December 14, 2005, between the Company, Kuwait Petroleum Corporation and SFIC Holdings (Cayman), Inc.

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